Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the Annual Report of Rentrak Corporation (the “Company”) on Form 10-K for the fiscal year ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William P. Livek, Director and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ William P. Livek
William P. Livek
Director and Chief Executive Officer
Rentrak Corporation
May 29, 2015

A signed original of this written statement required by Section 906 has been provided to Rentrak Corporation and will be retained by Rentrak Corporation and furnished to the Securities and Exchange Commission or its staff upon request.